UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2006
ABIGAIL ADAMS NATIONAL BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-10971	52-1508198

(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1130 Connecticut Avenue, Washington, DC	20036

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (202) 772-3600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

By press release dated July 28, 2006, the Company reported its second quarter earnings for the period ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Exhibits.

The following Exhibit is attached as part of this report:

99.1 Press release dated July 28, 2006 announcing the Company’s second quarter financial results for the period ended June 30, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ABIGAIL ADAMS NATIONAL BANCORP, INC.
DATE: August 1, 2006	By:	/s/ Karen Troutman
Karen Troutman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	By press release dated July 28, 2006, the Company reported its second quarter earnings for the period ended June 30, 2006.